Income Tax	6 Months Ended
Jun. 30, 2026
Income Tax Disclosure [Abstract]
Income Tax
12.
INCOME TAX

The Group recorded an income tax expense of nil and nil for six months ended June 30, 2025 and 2026, representing effective income tax rates of nil% and nil%, respectively.

The effective income tax rate for six months ended June 30, 2025 and 2026 differs from the PRC statutory income tax rate of 25% primarily due to the effect of the research and development expenses bonus deduction, the preferential tax rate of 15% relating to X-Charge Technology, which qualifies as an HNTE, and the valuation allowance recorded against deferred tax assets of loss-making entities.